UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX TO FORM 8-K
Bylaws
Press Release

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 19, 2006, the Board of Directors of MakeMusic, Inc. accepted the resignation of William R. Wolff as the Chairman, Chief Executive Officer, Acting Chief Financial Officer and Director.
     On October 19, 2006, the Board of Directors of MakeMusic, Inc. (the “Company”) elected John W. Paulson to the position of Chief Executive Officer, Ronald B. Raup to the positions of President, Chief Operating Officer and Acting Chief Financial Officer of the Company. Mr. Raup has also been elected as a director of the Company.
     John W. Paulson is the Company’s founder and has served as its President and as a director since 1990. In addition, from 1990 to 2000, he served as Chairman and Chief Executive Officer of the Company.
     Ronald B. Raup joined the Company as Chief Marketing Officer in September 2005. Mr. Raup served as a member of the Board of Directors of the Company from September 2004 until September 2005. From 1999 until 2005, Mr. Raup served as Vice President of Brook Mays Music Company.
     The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 19, 2006, the Board of Directors adopted an amendment to Article IV, Officers, of the Company’s Bylaws. Previously, the Chairman and the Chief Executive Officer of the Company were served by the same person and the Chairman was deemed to have been an officer of the Company. After the amendment, the Chairman is no longer deemed to be an officer of the Company and the Chairman and Chief Executive Officer roles are being served by two different individuals. A copy of the Company’s bylaws, as amended, is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:
3.1	Bylaws, as amended, as of October 19, 2006

99.1	Press release dated October 19, 2006

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 24, 2006

MAKEMUSIC, INC.
By:	/s/ Ronald B. Raup
Ronald B. Raup
President and Chief Operating Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 19, 2006	000-26192

MakeMusic, Inc.

EXHIBIT NO.	ITEM
3.1	Bylaws, as Amended, as of October 19, 2006
99.1	Press release dated October 19, 2006

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